Exhibit 99.1

FOR IMMEDIATE RELEASE

July 26, 2018

Columbia Banking System Announces Second Quarter 2018 Results
and Quarterly Cash Dividend

Highlights

•	Record quarterly net income of $41.7 million; diluted earnings per share of $0.57, which included $0.03 per share negative impact from acquisition-related expenses

•	Net interest margin of 4.29%, up 7 basis points from linked quarter

•	Record second quarter loan production of $372.7 million

•	Nonperforming assets to period end assets ratio decreased to 0.61%

TACOMA, Washington, July 26, 2018 -- Hadley Robbins, President and Chief Executive Officer of Columbia Banking System and Columbia Bank (NASDAQ: COLB) (“Columbia”), said today upon the release of Columbia’s second quarter 2018 earnings, “Our bankers had a very successful quarter in generating a record level of production, while at the same time working down nonperforming assets. Year over year, we have seen earnings before income taxes grow more than 35%.”

Balance Sheet
Total assets at June 30, 2018 were $12.63 billion, an increase of $98.0 million from March 31, 2018. Loans were $8.45 billion, up $114.5 million from March 31, 2018 as loan originations of $372.7 million and increased seasonal line utilization were partially offset by payments. Debt securities available for sale were $2.65 billion at June 30, 2018, an increase of $22.2 million, or 1% from $2.62 billion at March 31, 2018. Total deposits at June 30, 2018 were $10.38 billion, a decrease of $11.5 million from March 31, 2018. Core deposits comprised 95% of total deposits and were $9.89 billion at June 30, 2018, a decrease of $8.5 million from March 31, 2018. The average cost of total deposits for the quarter was 0.10%, unchanged from the first quarter of 2018.
Income Statement
Net Interest Income
Net interest income for the second quarter of 2018 was $116.7 million, an increase of $1.2 million from the linked quarter and an increase of $30.5 million from the prior year period. The increase from the linked quarter was due to higher rates on earning assets and the increase from the prior year period was primarily due to income from earning assets acquired in the Pacific Continental acquisition, which closed on November 1, 2017, as well as higher rates on earning assets. For additional information regarding net interest income, see the “Net Interest Margin” section and the “Average Balances and Rates” table.
Noninterest Income
Noninterest income was $23.7 million for the second quarter of 2018, an increase of $549 thousand from the first quarter of 2018. The linked quarter increase was principally due to higher card revenue and financial services and trust revenue, partially offset by lower other noninterest income. Compared to the second quarter of 2017, noninterest income decreased by $443 thousand. The decrease was due to the lack of merchant processing revenue in the current quarter as a result of the sale of our merchant card services portfolio in the third quarter of 2017, partially offset by an increase in treasury management fees. As a result of the merchant card services portfolio sale, we now share with the buyer in merchant services revenue and include such amounts in “Card revenue.” For the current quarter, this net revenue share was $855 thousand. Also contributing to the decrease in noninterest income compared to the prior year period was our change to net presentation of interchange revenue pursuant to the adoption of new revenue recognition accounting guidance on January 1, 2018. Specifically, $1.2 million of payment card network expenses that would have historically been presented in other noninterest expense are now presented in card revenue.

Noninterest Expense
Total noninterest expense for the second quarter of 2018 was $84.6 million, a decrease of $1.3 million from the first quarter of 2018. After removing the effect of acquisition-related expenses of $2.8 million, noninterest expense for the current quarter was essentially flat from the linked quarter on the same basis as higher OREO and legal and professional fees were offset by lower compensation and employee benefits and other noninterest expense. Compared to the second quarter of 2017, noninterest expense increased $15.8 million. This increase was driven by additional, ongoing expenses resulting from our November 1, 2017 acquisition of Pacific Continental and $1.8 million higher acquisition-related expenses in the current quarter.
Provision for Income Taxes
Our effective tax rate for the current quarter was 19.3%, compared to 14.6% and 29.1% for the linked and prior year periods, respectively. The increase from the linked period is due to the tax benefit of discrete items such as share-based compensation recorded in the first quarter. The decrease from the prior year period was principally attributable to the enactment of the Tax Cuts and Jobs Act on December 22, 2017, which lowered the corporate tax rate to 21% from 35%. The prior year period’s effective tax rate reflected the then-enacted 35% corporate tax rate reduced by favorable tax attributes of certain earning assets and discrete tax benefits from share-based compensation.
Our effective tax rate remains below the statutory tax rate due to tax-exempt income from municipal securities, bank owned life insurance and certain loan receivables.
Net Interest Margin
Columbia’s net interest margin (tax equivalent) for the second quarter of 2018 was 4.29%, an increase of 7 basis points from the linked quarter and 17 basis points from the prior year period. The increases were due to higher rates on interest-earning assets. Columbia’s operating net interest margin (tax equivalent)(1) was 4.27% for the second quarter of 2018, an increase of 9 basis points from the linked quarter and an increase of 18 basis points from the prior year period. These increases were due to higher rates on interest-earning assets, which more than offset the more modest increase in rates on interest-bearing liabilities from the comparative periods.
Greg Sigrist, Columbia’s Executive Vice President and Chief Financial Officer, commented, “Columbia’s net interest margin continues to benefit from the strength of our core deposits.”

The following table shows the impact to interest income resulting from income accretion on acquired loan portfolios as well as the net interest margin and operating net interest margin:

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
	(dollars in thousands)
Incremental accretion income due to:
FDIC purchased credit impaired loans	$326	$329	$265	$972	$753	$655	$2,870
Other acquired loans	2,690	3,370	2,482	1,903	2,356	6,060	4,304
Incremental accretion income	$3,016	$3,699	$2,747	$2,875	$3,109	$6,715	$7,174

Net interest margin (tax equivalent)	4.29%	4.22%	4.20%	4.20%	4.12%	4.26%	4.16%
Operating net interest margin (tax equivalent) (1)	4.27%	4.18%	4.25%	4.15%	4.09%	4.22%	4.09%
__________
(1) Operating net interest margin (tax equivalent) is a non-GAAP financial measure. See the section titled “Non-GAAP Financial Measures” in this earnings release for the reconciliation of operating net interest margin (tax equivalent) to net interest margin.
Asset Quality
At June 30, 2018, nonperforming assets to total assets were 0.61% compared to 0.72% at March 31, 2018. Total nonperforming assets decreased $13.4 million from the linked quarter due to a $9.0 million decrease in nonaccrual loans and a decrease in other real estate owned.
Andy McDonald, Columbia’s Executive Vice President and Chief Credit Officer, commented, “For the quarter, we enjoyed a modest decline in non-performing assets and saw continued positive migration in portfolio metrics overall. However, we took a rather large charge-off in the agricultural portfolio during the quarter, which principally drove the provision. Absent this event, it was a strong quarter for the bank from a credit perspective.”

The following table sets forth information regarding nonaccrual loans and total nonperforming assets:

	June 30, 2018	March 31, 2018	December 31, 2017
	(in thousands)
Nonaccrual loans:
Commercial business	$52,036	$57,619	$45,460
Real estate:
One-to-four family residential	976	1,054	785
Commercial and multifamily residential	11,118	14,539	13,941
Total real estate	12,094	15,593	14,726
Real estate construction:
One-to-four family residential	389	1,210	1,854
Total real estate construction	389	1,210	1,854
Consumer	4,985	4,042	4,149
Total nonaccrual loans	69,504	78,464	66,189
Other real estate owned and other personal property owned	7,080	11,507	13,298
Total nonperforming assets	$76,584	$89,971	$79,487

The following table provides an analysis of the Company's allowance for loan and lease losses:

	Three Months Ended			Six Months Ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
	(in thousands)
Beginning balance	$79,827	$75,646	$71,021	$75,646	$70,043
Charge-offs:
Commercial business	(5,775)	(2,477)	(3,600)	(8,252)	(4,727)
One-to-four family residential real estate	—	—	(153)	—	(460)
Commercial and multifamily residential real estate	—	(223)	—	(223)	—
One-to-four family residential real estate construction	—	—	—	—	(14)
Consumer	(232)	(264)	(465)	(496)	(893)
Purchased credit impaired	(1,235)	(1,343)	(1,800)	(2,578)	(3,739)
Total charge-offs	(7,242)	(4,307)	(6,018)	(11,549)	(9,833)
Recoveries:
Commercial business	1,543	802	2,944	2,345	3,309
One-to-four family residential real estate	196	172	223	368	340
Commercial and multifamily residential real estate	640	159	127	799	205
One-to-four family residential real estate construction	14	19	58	33	87
Consumer	270	260	248	530	533
Purchased credit impaired	927	1,224	1,204	2,151	2,348
Total recoveries	3,590	2,636	4,804	6,226	6,822
Net charge-offs	(3,652)	(1,671)	(1,214)	(5,323)	(3,011)
Provision for loan and lease losses	3,975	5,852	3,177	9,827	5,952
Ending balance	$80,150	$79,827	$72,984	$80,150	$72,984

The allowance for loan losses to period end loans was 0.95% at June 30, 2018 compared to 0.96% at March 31, 2018. For the second quarter of 2018, Columbia recorded a net provision for loan and lease losses of $4.0 million compared to a net provision of $5.9 million for the linked quarter and a net provision of $3.2 million for the comparable quarter last year. The net provision for loan and lease losses recorded during the current quarter consisted of $4.6 million of provision expense for loan losses, excluding PCI loans and a provision recapture of $575 thousand for PCI loans.
Cash Dividend Announcement
Columbia will pay a regular cash dividend of $0.26 per common share on August 22, 2018 to shareholders of record as of the close of business on August 8, 2018.
Conference Call Information
Columbia’s management will discuss the second quarter 2018 financial results on a conference call scheduled for Thursday, July 26, 2018 at 1:00 p.m. Pacific Time (4:00 p.m. ET). Interested parties may join the live-streamed event by using the site:
https://engage.vevent.com/rt/columbiabankingsysteminc~072618
The conference call can also be accessed on Thursday, July 26, 2018 at 1:00 p.m. Pacific Time (4:00 p.m. ET) by calling 888-286-8956; Conference ID: 7677614.
A replay of the call can be accessed beginning Friday, July 27, 2018 using the site:
https://engage.vevent.com/rt/columbiabankingsysteminc~072618
About Columbia
Headquartered in Tacoma, Washington, Columbia Banking System, Inc. is the holding company of Columbia Bank, a Washington state-chartered full-service commercial bank with locations throughout Washington, Oregon and Idaho. For the 12th consecutive year, the bank was named in 2018 as one of Puget Sound Business Journal's "Washington's Best Workplaces." Columbia ranked 11th on the 2018 Forbes list of best banks.
More information about Columbia can be found on its website at www.columbiabank.com.

Note Regarding Forward-Looking Statements
This news release includes forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include, but are not limited to, descriptions of Columbia’s management’s expectations regarding future events and developments such as future operating results, growth in loans and deposits, continued success of Columbia’s style of banking and the strength of the local economy. The words “will,” “believe,” “expect,” “intend,” “should,” and “anticipate” or the negative of these words or words of similar construction are intended in part to help identify forward looking statements. Future events are difficult to predict, and the expectations described above are necessarily subject to risks and uncertainties, many of which are outside our control, that may cause actual results to differ materially and adversely. In addition to discussions about risks and uncertainties set forth from time to time in Columbia’s filings with the Securities and Exchange Commission, available at the SEC’s website at www.sec.gov and the Company’s website at www.columbiabank.com, including the “Risk Factors,” “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our annual reports on Form 10-K and quarterly reports on Form 10-Q, (as applicable), factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: (1) local, national and international economic conditions may be less favorable than expected or have a more direct and pronounced effect on Columbia than expected and adversely affect Columbia’s ability to continue its internal growth at historical rates and maintain the quality of its earning assets; (2) changes in interest rates could significantly reduce net interest income and negatively affect funding sources; (3) projected business increases following strategic expansion or opening or acquiring new branches may be lower than expected; (4) costs or difficulties related to the integration of acquisitions may be greater than expected; (5) competitive pressure among financial institutions may increase significantly; and (6) legislation or regulatory requirements or changes may adversely affect the businesses in which Columbia is engaged. We believe the expectations reflected in our forward-looking statements are reasonable, based on information available to us on the date hereof. However, given the described uncertainties and risks, we cannot guarantee our future performance or results of operations and you should not place undue reliance on these forward-looking statements which speak only as of the date hereof. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws. The factors noted above and the risks and uncertainties described in our SEC filings should be considered when reading any forward-looking statements in this release.

Contacts:	Hadley S. Robbins,
President and
Chief Executive Officer

Gregory A. Sigrist,
Executive Vice President and
Chief Financial Officer

Investor Relations
InvestorRelations@columbiabank.com
253-305-1921

CONSOLIDATED BALANCE SHEETS
Columbia Banking System, Inc.
Unaudited				June 30,	March 31,	December 31,
				2018	2018	2017
				(in thousands)
ASSETS
Cash and due from banks				$224,370	$206,532	$244,615
Interest-earning deposits with banks				39,169	87,124	97,918
Total cash and cash equivalents				263,539	293,656	342,533
Debt securities available for sale at fair value				2,646,208	2,624,045	2,737,751
Equity securities at fair value				4,963	5,000	5,080
Federal Home Loan Bank ("FHLB") stock at cost				13,960	11,640	10,440
Loans held for sale				6,773	4,312	5,766
Loans, net of unearned income				8,454,107	8,339,631	8,358,657
Less: allowance for loan and lease losses				80,150	79,827	75,646
Loans, net				8,373,957	8,259,804	8,283,011
Interest receivable				43,105	41,795	40,881
Premises and equipment, net				168,315	168,366	169,490
Other real estate owned				7,080	11,507	13,298
Goodwill				765,842	765,842	765,842
Other intangible assets, net				51,897	54,985	58,173
Other assets				282,947	289,684	284,621
Total assets				$12,628,586	$12,530,636	$12,716,886
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing				$4,953,993	$4,927,226	$5,081,901
Interest-bearing				5,430,011	5,468,297	5,450,184
Total deposits				10,384,004	10,395,523	10,532,085
FHLB advances				99,549	41,564	11,579
Securities sold under agreements to repurchase				46,229	24,247	79,059
Subordinated debentures				35,555	35,601	35,647
Junior subordinated debentures				—	—	8,248
Other liabilities				98,368	85,778	100,346
Total liabilities				10,663,705	10,582,713	10,766,964
Commitments and contingent liabilities
	June 30,	March 31,	December 31,
	2018	2018	2017
	(in thousands)
Common stock (no par value)
Authorized shares	115,000	115,000	115,000
Issued and outstanding	73,245	73,240	73,020	1,636,903	1,634,916	1,634,705
Retained earnings				383,899	361,140	337,442
Accumulated other comprehensive loss				(55,921)	(48,133)	(22,225)
Total shareholders' equity				1,964,881	1,947,923	1,949,922
Total liabilities and shareholders' equity				$12,628,586	$12,530,636	$12,716,886

CONSOLIDATED STATEMENTS OF INCOME
Columbia Banking System, Inc.	Three Months Ended			Six Months Ended
Unaudited	June 30,	March 31,	June 30,	June 30,	June 30,
	2018	2018	2017	2018	2017
Interest Income	(in thousands except per share)
Loans	$105,412	$103,027	$75,579	$208,439	$149,699
Taxable securities	11,923	12,708	9,468	24,631	20,454
Tax-exempt securities	3,063	3,064	2,716	6,127	5,407
Deposits in banks	151	345	23	496	42
Total interest income	120,549	119,144	87,786	239,693	175,602
Interest Expense
Deposits	2,572	2,509	908	5,081	1,695
FHLB advances	815	570	591	1,385	816
Subordinated debentures	468	468	—	936	—
Other borrowings	20	116	126	136	255
Total interest expense	3,875	3,663	1,625	7,538	2,766
Net Interest Income	116,674	115,481	86,161	232,155	172,836
Provision for loan and lease losses	3,975	5,852	3,177	9,827	5,952
Net interest income after provision for loan and lease losses	112,699	109,629	82,984	222,328	166,884
Noninterest Income
Deposit account and treasury management fees	8,683	8,740	7,396	17,423	14,683
Card revenue	6,616	5,813	6,202	12,429	11,925
Financial services and trust revenue	3,219	2,730	3,036	5,949	5,875
Loan revenue	3,054	3,186	2,989	6,240	6,582
Merchant processing revenue	—	—	2,264	—	4,283
Bank owned life insurance	1,712	1,426	1,433	3,138	2,713
Investment securities gains (losses), net	(33)	22	—	(11)	—
Change in FDIC loss-sharing asset	—	—	(173)	—	(447)
Other	441	1,226	988	1,667	3,380
Total noninterest income	23,692	23,143	24,135	46,835	48,994
Noninterest Expense
Compensation and employee benefits	48,949	50,570	38,393	99,519	79,218
Occupancy	9,276	10,121	7,577	19,397	14,768
Merchant processing expense	—	—	1,147	—	2,196
Advertising and promotion	1,622	1,429	1,137	3,051	1,954
Data processing	5,221	5,270	4,741	10,491	8,949
Legal and professional fees	4,171	3,237	2,947	7,408	6,316
Taxes, licenses and fees	1,560	1,425	748	2,985	1,989
Regulatory premiums	937	937	741	1,874	1,517
Net cost (benefit) of operation of other real estate owned	758	1	(1)	759	151
Amortization of intangibles	3,088	3,188	1,249	6,276	2,598
Other	9,061	9,809	10,188	18,870	18,197
Total noninterest expense	84,643	85,987	68,867	170,630	137,853
Income before income taxes	51,748	46,785	38,252	98,533	78,025
Provision for income taxes	9,999	6,815	11,120	16,814	21,694
Net Income	$41,749	$39,970	$27,132	$81,719	$56,331
Earnings per common share
Basic	$0.57	$0.55	$0.47	$1.12	$0.97
Diluted	$0.57	$0.55	$0.47	$1.12	$0.97
Dividends declared per common share	$0.26	$0.22	$0.22	$0.48	$0.44
Weighted average number of common shares outstanding	72,385	72,300	57,520	72,343	57,437
Weighted average number of diluted common shares outstanding	72,390	72,305	57,525	72,347	57,442

FINANCIAL STATISTICS
Columbia Banking System, Inc.	Three Months Ended			Six Months Ended
Unaudited	June 30,	March 31,	June 30,	June 30,	June 30,
	2018	2018	2017	2018	2017
Earnings	(dollars in thousands except per share amounts)
Net interest income	$116,674	$115,481	$86,161	$232,155	$172,836
Provision for loan and lease losses	$3,975	$5,852	$3,177	$9,827	$5,952
Noninterest income	$23,692	$23,143	$24,135	$46,835	$48,994
Noninterest expense	$84,643	$85,987	$68,867	$170,630	$137,853
Acquisition-related expense (included in noninterest expense)	$2,822	$4,265	$1,023	$7,087	$2,387
Net income	$41,749	$39,970	$27,132	$81,719	$56,331
Per Common Share
Earnings (basic)	$0.57	$0.55	$0.47	$1.12	$0.97
Earnings (diluted)	$0.57	$0.55	$0.47	$1.12	$0.97
Book value	$26.83	$26.60	$22.23	$26.83	$22.23
Tangible book value per common share (2)	$15.66	$15.39	$15.42	$15.66	$15.42
Averages
Total assets	$12,529,540	$12,603,144	$9,597,274	$12,566,138	$9,535,827
Interest-earning assets	$11,052,807	$11,122,753	$8,651,735	$11,087,587	$8,586,376
Loans	$8,389,230	$8,348,740	$6,325,462	$8,369,097	$6,262,190
Securities, including equity securities and FHLB stock	$2,628,292	$2,682,250	$2,316,077	$2,655,122	$2,313,299
Deposits	$10,264,822	$10,334,480	$7,965,868	$10,299,459	$7,960,292
Interest-bearing deposits	$5,390,869	$5,405,730	$4,123,135	$5,398,259	$4,120,882
Interest-bearing liabilities	$5,611,055	$5,627,853	$4,367,216	$5,619,408	$4,315,724
Noninterest-bearing deposits	$4,873,953	$4,928,750	$3,842,733	$4,901,200	$3,839,410
Shareholders' equity	$1,954,552	$1,949,275	$1,295,564	$1,951,928	$1,278,702
Financial Ratios
Return on average assets	1.33%	1.27%	1.13%	1.30%	1.18%
Return on average common equity	8.54%	8.20%	8.38%	8.37%	8.81%
Return on average tangible common equity (2)	15.57%	15.08%	12.46%	15.33%	13.19%
Average equity to average assets	15.60%	15.47%	13.50%	15.53%	13.41%
Shareholders equity to total assets	15.56%	15.55%	13.39%	15.56%	13.39%
Tangible common shareholders' equity to tangible assets (2)	9.71%	9.63%	9.69%	9.71%	9.69%
Net interest margin (tax equivalent)	4.29%	4.22%	4.12%	4.26%	4.16%
Efficiency ratio (tax equivalent) (1)	59.29%	61.04%	60.42%	60.16%	60.19%
Operating efficiency ratio (tax equivalent) (2)	56.02%	57.59%	57.23%	56.80%	58.15%
Noninterest expense ratio	2.70%	2.73%	2.87%	2.72%	2.89%
Core noninterest expense ratio (2)	2.61%	2.59%	2.73%	2.60%	2.79%
	June 30,	March 31,	December 31,
Period end	2018	2018	2017
Total assets	$12,628,586	$12,530,636	$12,716,886
Loans, net of unearned income	$8,454,107	$8,339,631	$8,358,657
Allowance for loan and lease losses	$80,150	$79,827	$75,646
Securities, including equity securities and FHLB stock	$2,665,131	$2,640,685	$2,753,271
Deposits	$10,384,004	$10,395,523	$10,532,085
Core deposits	$9,888,696	$9,897,185	$10,039,557
Shareholders' equity	$1,964,881	$1,947,923	$1,949,922
Nonperforming assets
Nonaccrual loans	$69,504	$78,464	$66,189
Other real estate owned ("OREO") and other personal property owned ("OPPO")	7,080	11,507	13,298
Total nonperforming assets	$76,584	$89,971	$79,487
Nonperforming loans to period-end loans	0.82%	0.94%	0.79%
Nonperforming assets to period-end assets	0.61%	0.72%	0.63%
Allowance for loan and lease losses to period-end loans	0.95%	0.96%	0.91%
Net loan charge-offs (recoveries) (3)	$3,652	$1,671	$(703)
(1) Noninterest expense divided by the sum of net interest income on a tax equivalent basis and noninterest income on a tax equivalent basis.
(2) This is a non-GAAP measure. See section titled "Non-GAAP Financial Measures" on the last three pages of this earnings release for a reconciliation to the most comparable GAAP measure.
(3) For the three months ended.

QUARTERLY FINANCIAL STATISTICS
Columbia Banking System, Inc.	Three Months Ended
Unaudited	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Earnings	(dollars in thousands except per share)
Net interest income	$116,674	$115,481	$106,224	$88,929	$86,161
Provision (recapture) for loan and lease losses	$3,975	$5,852	$3,327	$(648)	$3,177
Noninterest income	$23,692	$23,143	$23,581	$37,067	$24,135
Noninterest expense	$84,643	$85,987	$85,627	$67,537	$68,867
Acquisition-related expense (included in noninterest expense)	$2,822	$4,265	$13,638	$1,171	$1,023
Net income	$41,749	$39,970	$15,728	$40,769	$27,132
Per Common Share
Earnings (basic)	$0.57	$0.55	$0.23	$0.70	$0.47
Earnings (diluted)	$0.57	$0.55	$0.23	$0.70	$0.47
Book value	$26.83	$26.60	$26.70	$22.76	$22.23
Tangible book value per common share (1)	$15.66	$15.39	$15.42	$15.96	$15.42
Averages
Total assets	$12,529,540	$12,603,144	$11,751,049	$9,695,005	$9,597,274
Interest-earning assets	$11,052,807	$11,122,753	$10,453,097	$8,750,561	$8,651,735
Loans	$8,389,230	$8,348,740	$7,749,420	$6,441,537	$6,325,462
Securities, including equity securities and FHLB stock	$2,628,292	$2,682,250	$2,539,321	$2,236,235	$2,316,077
Deposits	$10,264,822	$10,334,480	$9,804,456	$8,187,337	$7,965,868
Interest-bearing deposits	$5,390,869	$5,405,730	$5,033,980	$4,200,580	$4,123,135
Interest-bearing liabilities	$5,611,055	$5,627,853	$5,127,100	$4,285,936	$4,367,216
Noninterest-bearing deposits	$4,873,953	$4,928,750	$4,770,476	$3,986,757	$3,842,733
Shareholders' equity	$1,954,552	$1,949,275	$1,754,745	$1,323,794	$1,295,564
Financial Ratios
Return on average assets	1.33%	1.27%	0.54%	1.68%	1.13%
Return on average common equity	8.54%	8.20%	3.59%	12.32%	8.38%
Return on average tangible common equity (1)	15.57%	15.08%	6.37%	17.93%	12.46%
Average equity to average assets	15.60%	15.47%	14.93%	13.65%	13.50%
Shareholders' equity to total assets	15.56%	15.55%	15.33%	13.54%	13.39%
Tangible common shareholders' equity to tangible assets (1)	9.71%	9.63%	9.47%	9.89%	9.69%
Net interest margin (tax equivalent)	4.29%	4.22%	4.20%	4.20%	4.12%
Period end
Total assets	$12,628,586	$12,530,636	$12,716,886	$9,814,578	$9,685,110
Loans, net of unearned income	$8,454,107	$8,339,631	$8,358,657	$6,512,006	$6,423,074
Allowance for loan and lease losses	$80,150	$79,827	$75,646	$71,616	$72,984
Securities, including equity securities and FHLB stock	$2,665,131	$2,640,685	$2,753,271	$2,218,113	$2,280,996
Deposits	$10,384,004	$10,395,523	$10,532,085	$8,341,717	$8,072,464
Core deposits	$9,888,696	$9,897,185	$10,039,557	$7,999,499	$7,721,766
Shareholders' equity	$1,964,881	$1,947,923	$1,949,922	$1,328,428	$1,297,314
Goodwill	$765,842	$765,842	$765,842	$382,762	$382,762
Other intangible assets, net	$51,897	$54,985	$58,173	$13,845	$15,033
Nonperforming assets
Nonaccrual loans	$69,504	$78,464	$66,189	$40,317	$36,824
OREO and OPPO	7,080	11,507	13,298	3,682	4,058
Total nonperforming assets	$76,584	$89,971	$79,487	$43,999	$40,882
Nonperforming loans to period-end loans	0.82%	0.94%	0.79%	0.62%	0.57%
Nonperforming assets to period-end assets	0.61%	0.72%	0.63%	0.45%	0.42%
Allowance for loan and lease losses to period-end loans	0.95%	0.96%	0.91%	1.10%	1.14%
Net loan charge-offs (recoveries)	$3,652	$1,671	$(703)	$720	$1,214
(1) This is a non-GAAP measure. See section titled "Non-GAAP Financial Measures" on the last three pages of this earnings release for a reconciliation to the most comparable GAAP measure.

LOAN PORTFOLIO COMPOSITION
Columbia Banking System, Inc.
Unaudited	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Loan Portfolio Composition - Dollars	(dollars in thousands)
Commercial business	$3,538,492	$3,402,162	$3,377,324	$2,735,206	$2,704,468
Real estate:
One-to-four family residential	180,522	182,302	188,396	176,487	173,150
Commercial and multifamily residential	3,758,207	3,776,709	3,825,739	2,825,794	2,787,560
Total real estate	3,938,729	3,959,011	4,014,135	3,002,281	2,960,710
Real estate construction:
One-to-four family residential	206,181	208,441	200,518	145,419	139,956
Commercial and multifamily residential	387,951	385,339	371,931	213,939	195,565
Total real estate construction	594,132	593,780	572,449	359,358	335,521
Consumer	326,402	323,631	334,190	323,913	323,187
Purchased credit impaired	101,782	109,299	112,670	120,477	129,853
Subtotal loans	8,499,537	8,387,883	8,410,768	6,541,235	6,453,739
Less: Net unearned income	(45,430)	(48,252)	(52,111)	(29,229)	(30,665)
Loans, net of unearned income	8,454,107	8,339,631	8,358,657	6,512,006	6,423,074
Less: Allowance for loan and lease losses	(80,150)	(79,827)	(75,646)	(71,616)	(72,984)
Total loans, net	8,373,957	8,259,804	8,283,011	6,440,390	6,350,090
Loans held for sale	$6,773	$4,312	$5,766	$7,802	$6,918

	June 30,	March 31,	December 31,	September 30,	June 30,
Loan Portfolio Composition - Percentages	2018	2018	2017	2017	2017
Commercial business	41.9%	40.8%	40.4%	42.0%	42.1%
Real estate:
One-to-four family residential	2.1%	2.2%	2.3%	2.7%	2.7%
Commercial and multifamily residential	44.4%	45.3%	45.8%	43.3%	43.5%
Total real estate	46.5%	47.5%	48.1%	46.0%	46.2%
Real estate construction:
One-to-four family residential	2.4%	2.5%	2.4%	2.2%	2.2%
Commercial and multifamily residential	4.6%	4.6%	4.4%	3.3%	3.0%
Total real estate construction	7.0%	7.1%	6.8%	5.5%	5.2%
Consumer	3.9%	3.9%	4.0%	5.0%	5.0%
Purchased credit impaired	1.2%	1.3%	1.3%	1.9%	2.0%
Subtotal loans	100.5%	100.6%	100.6%	100.4%	100.5%
Less: Net unearned income	(0.5)%	(0.6)%	(0.6)%	(0.4)%	(0.5)%
Loans, net of unearned income	100.0%	100.0%	100.0%	100.0%	100.0%

DEPOSIT COMPOSITION
Columbia Banking System, Inc.
Unaudited
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Deposit Composition - Dollars	(dollars in thousands)
Core deposits:
Demand and other non-interest bearing	$4,953,993	$4,927,226	$5,081,901	$4,119,950	$3,905,652
Interest bearing demand	1,278,686	1,328,756	1,265,212	1,009,378	988,532
Money market	2,513,648	2,477,487	2,543,712	1,821,262	1,787,101
Savings	875,707	886,171	861,941	772,858	756,825
Certificates of deposit, less than $250,000	266,662	277,545	286,791	276,051	283,656
Total core deposits	9,888,696	9,897,185	10,039,557	7,999,499	7,721,766

Certificates of deposit, $250,000 or more	91,578	96,333	100,399	84,105	81,861
Certificates of deposit insured by CDARS® (1)	23,492	23,191	25,374	20,690	19,276
Brokered certificates of deposit	68,870	76,931	78,481	—	—
Reciprocal money market accounts (1)	311,935	302,544	289,031	237,421	249,554
Subtotal	10,384,571	10,396,184	10,532,842	8,341,715	8,072,457
Premium (discount) resulting from acquisition date fair value adjustment	(567)	(661)	(757)	2	7
Total deposits	$10,384,004	$10,395,523	$10,532,085	$8,341,717	$8,072,464

	June 30,	March 31,	December 31,	September 30,	June 30,
Deposit Composition - Percentages	2018	2018	2017	2017	2017
Core deposits:
Demand and other non-interest bearing	47.7%	47.4%	48.2%	49.4%	48.4%
Interest bearing demand	12.3%	12.8%	12.0%	12.1%	12.2%
Money market	24.2%	23.8%	24.2%	21.8%	22.1%
Savings	8.4%	8.5%	8.2%	9.3%	9.4%
Certificates of deposit, less than $250,000	2.6%	2.7%	2.7%	3.3%	3.5%
Total core deposits	95.2%	95.2%	95.3%	95.9%	95.6%

Certificates of deposit, $250,000 or more	0.9%	0.9%	1.0%	1.0%	1.0%
Certificates of deposit insured by CDARS® (1)	0.2%	0.2%	0.2%	0.2%	0.2%
Brokered certificates of deposit	0.7%	0.7%	0.7%	—%	—%
Reciprocal money market accounts (1)	3.0%	3.0%	2.8%	2.9%	3.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%
__________
(1) For periods prior to June 30, 2018, CDARS® and reciprocal money market accounts were considered to be brokered deposits by regulatory authorities and were reported as such on quarterly Call Reports. With the passage of The Economic Growth, Regulatory Relief and Consumer Protection Act in May 2018, these items are no longer considered brokered deposits.

AVERAGE BALANCES AND RATES
Columbia Banking System, Inc.
Unaudited
	Three Months Ended			Three Months Ended
	June 30, 2018			June 30, 2017
	Average Balances	Interest Earned / Paid	Average Rate	Average Balances	Interest Earned / Paid	Average Rate
	(dollars in thousands)
ASSETS
Loans, net (1)(2)	$8,389,230	$106,526	5.08%	$6,325,462	$77,030	4.87%
Taxable securities	2,111,086	11,923	2.26%	1,861,895	9,468	2.03%
Tax exempt securities (2)	517,206	3,877	3.00%	454,182	4,179	3.68%
Interest-earning deposits with banks	35,285	151	1.71%	10,196	23	0.90%
Total interest-earning assets	11,052,807	$122,477	4.43%	8,651,735	$90,700	4.19%
Other earning assets	221,141			173,044
Noninterest-earning assets	1,255,592			772,495
Total assets	$12,529,540			$9,597,274
LIABILITIES AND SHAREHOLDERS’ EQUITY
Certificates of deposit	$464,217	$549	0.47%	$386,361	$95	0.10%
Savings accounts	875,529	30	0.01%	755,253	19	0.01%
Interest-bearing demand	1,295,409	608	0.19%	983,936	192	0.08%
Money market accounts	2,755,714	1,385	0.20%	1,997,585	602	0.12%
Total interest-bearing deposits	5,390,869	2,572	0.19%	4,123,135	908	0.09%
FHLB advances	156,512	815	2.08%	195,369	591	1.21%
Subordinated debentures	35,577	468	5.26%	—	—	—%
Other borrowings	28,097	20	0.28%	48,712	126	1.03%
Total interest-bearing liabilities	5,611,055	$3,875	0.28%	4,367,216	$1,625	0.15%
Noninterest-bearing deposits	4,873,953			3,842,733
Other noninterest-bearing liabilities	89,980			91,761
Shareholders’ equity	1,954,552			1,295,564
Total liabilities & shareholders’ equity	$12,529,540			$9,597,274
Net interest income (tax equivalent)		$118,602			$89,075
Net interest margin (tax equivalent)			4.29%			4.12%

(1)
Nonaccrual loans have been included in the tables as loans carrying a zero yield. Amortized net deferred loan fees and net unearned discounts on acquired loans were included in the interest income calculations. The amortization of net deferred loan fees was $2.1 million and $1.8 million for the three month periods ended June 30, 2018 and June 30, 2017, respectively. The incremental accretion on acquired loans was $3.0 million and $3.1 million for the three months ended June 30, 2018 and 2017, respectively.

(2)
Tax-exempt income is calculated on a tax equivalent basis at a rate of 21% for 2018 and 35% for 2017. The tax equivalent yield adjustment to interest earned on loans was $1.1 million and $1.5 million for the three months ended June 30, 2018 and 2017, respectively. The tax equivalent yield adjustment to interest earned on tax exempt securities was $814 thousand and $1.5 million for the three month periods ended June 30, 2018 and 2017, respectively.

AVERAGE BALANCES AND RATES
Columbia Banking System, Inc.
Unaudited
	Three Months Ended			Three Months Ended
	June 30, 2018			March 31, 2018
	Average Balances	Interest Earned / Paid	Average Rate	Average Balances	Interest Earned / Paid	Average Rate
	(dollars in thousands)
ASSETS
Loans, net (1)(2)	$8,389,230	$106,526	5.08%	$8,348,740	$104,091	4.99%
Taxable securities	2,111,086	11,923	2.26%	2,158,039	12,708	2.36%
Tax exempt securities (2)	517,206	3,877	3.00%	524,211	3,878	2.96%
Interest-earning deposits with banks	35,285	151	1.71%	91,763	345	1.50%
Total interest-earning assets	11,052,807	$122,477	4.43%	11,122,753	$121,022	4.35%
Other earning assets	221,141			218,126
Noninterest-earning assets	1,255,592			1,262,265
Total assets	$12,529,540			$12,603,144
LIABILITIES AND SHAREHOLDERS’ EQUITY
Certificates of deposit	$464,217	$549	0.47%	$479,729	$526	0.44%
Savings accounts	875,529	30	0.01%	878,170	41	0.02%
Interest-bearing demand	1,295,409	608	0.19%	1,252,823	535	0.17%
Money market accounts	2,755,714	1,385	0.20%	2,795,008	1,407	0.20%
Total interest-bearing deposits	5,390,869	2,572	0.19%	5,405,730	2,509	0.19%
FHLB advances	156,512	815	2.08%	125,660	570	1.81%
Subordinated debentures	35,577	468	5.26%	35,623	468	5.26%
Other borrowings	28,097	20	0.28%	60,840	116	0.76%
Total interest-bearing liabilities	5,611,055	$3,875	0.28%	5,627,853	$3,663	0.26%
Noninterest-bearing deposits	4,873,953			4,928,750
Other noninterest-bearing liabilities	89,980			97,266
Shareholders’ equity	1,954,552			1,949,275
Total liabilities & shareholders’ equity	$12,529,540			$12,603,144
Net interest income (tax equivalent)		$118,602			$117,359
Net interest margin (tax equivalent)			4.29%			4.22%

(1)
Nonaccrual loans have been included in the tables as loans carrying a zero yield. Amortized net deferred loan fees and net unearned discounts on acquired loans were included in the interest income calculations. The amortization of net deferred loan fees was $2.1 million and $2.2 million for the three month periods ended June 30, 2018 and March 31, 2018, respectively. The incremental accretion on acquired loans was $3.0 million and $3.7 million for the three months ended June 30, 2018 and March 31, 2018, respectively.

(2)
Tax-exempt income is calculated on a tax equivalent basis at a rate of 21% for 2018. The tax equivalent yield adjustment to interest earned on loans was $1.1 million for both the three months ended June 30, 2018 and March 31, 2018. The tax equivalent yield adjustment to interest earned on tax exempt securities was $814 thousand for both the three month periods ended June 30, 2018 and March 31, 2018.

AVERAGE BALANCES AND RATES
Columbia Banking System, Inc.
Unaudited
	Six Months Ended June 30,			Six Months Ended June 30,
	2018			2017
	Average Balances	Interest Earned / Paid	Average Rate	Average Balances	Interest Earned / Paid	Average Rate
	(dollars in thousands)
ASSETS
Loans, net (1)(2)	$8,369,097	$210,617	5.03%	$6,262,190	$152,544	4.87%
Taxable securities	2,134,433	24,631	2.31%	1,861,762	20,454	2.20%
Tax exempt securities (2)	520,689	7,755	2.98%	451,537	8,319	3.68%
Interest-earning deposits with banks	63,368	496	1.57%	10,887	42	0.77%
Total interest-earning assets	11,087,587	$243,499	4.39%	8,586,376	$181,359	4.22%
Other earning assets	219,642			175,554
Noninterest-earning assets	1,258,909			773,897
Total assets	$12,566,138			$9,535,827
LIABILITIES AND SHAREHOLDERS’ EQUITY
Certificates of deposit	$471,930	$1,075	0.46%	$392,798	$190	0.10%
Savings accounts	876,842	71	0.02%	746,988	38	0.01%
Interest-bearing demand	1,274,234	1,143	0.18%	978,279	351	0.07%
Money market accounts	2,775,253	2,792	0.20%	2,002,817	1,116	0.11%
Total interest-bearing deposits	5,398,259	5,081	0.19%	4,120,882	1,695	0.08%
FHLB advances	141,171	1,385	1.96%	138,787	816	1.18%
Subordinated debentures	35,600	936	5.26%	—	—	—%
Other borrowings	44,378	136	0.61%	56,055	255	0.91%
Total interest-bearing liabilities	5,619,408	$7,538	0.27%	4,315,724	$2,766	0.13%
Noninterest-bearing deposits	4,901,200			3,839,410
Other noninterest-bearing liabilities	93,602			101,991
Shareholders’ equity	1,951,928			1,278,702
Total liabilities & shareholders’ equity	$12,566,138			$9,535,827
Net interest income (tax equivalent)		$235,961			$178,593
Net interest margin (tax equivalent)			4.26%			4.16%

(1)
Nonaccrual loans have been included in the table as loans carrying a zero yield. Amortized net deferred loan fees and net unearned discounts on acquired loans were included in the interest income calculations. The amortization of net deferred loan fees was $4.3 million and $3.4 million for the six months ended June 30, 2018 and 2017, respectively. The incremental accretion on acquired loans was $6.7 million and $7.2 million for the six months ended June 30, 2018 and 2017, respectively.

(2)
Tax-exempt income is calculated on a tax equivalent basis at a rate of 21% for 2018 and 35% for 2017. The tax equivalent yield adjustment to interest earned on loans was $2.2 million and $2.8 million for the six months ended June 30, 2018 and 2017, respectively. The tax equivalent yield adjustment to interest earned on tax exempt securities was $1.6 million and $2.9 million for the six months ended June 30, 2018 and 2017, respectively.

Non-GAAP Financial Measures
The Company considers its operating net interest margin and operating efficiency ratios to be useful measurements as they more closely reflect the ongoing operating performance of the Company. Despite the usefulness of the operating net interest margin and operating efficiency ratio to the Company, there are no standardized definitions for them and, as a result, the Company’s calculations may not be comparable with other organizations. The Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.
The following tables reconcile the Company’s calculation of the operating net interest margin and operating efficiency ratio:

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2018	2018	2017	2018	2017
Operating net interest margin non-GAAP reconciliation:	(dollars in thousands)
Net interest income (tax equivalent) (1)	$118,602	$117,359	$89,075	$235,961	$178,593
Adjustments to arrive at operating net interest income (tax equivalent):
Incremental accretion income on FDIC purchased credit impaired loans	(326)	(329)	(753)	(655)	(2,870)
Incremental accretion income on other acquired loans	(2,690)	(3,370)	(2,356)	(6,060)	(4,304)
Premium amortization on acquired securities	2,131	2,075	1,669	4,206	3,131
Interest reversals on nonaccrual loans	253	417	747	670	1,012
Operating net interest income (tax equivalent) (1)	$117,970	$116,152	$88,382	$234,122	$175,562
Average interest earning assets	$11,052,807	$11,122,753	$8,651,735	$11,087,587	$8,586,376
Net interest margin (tax equivalent) (1)	4.29%	4.22%	4.12%	4.26%	4.16%
Operating net interest margin (tax equivalent) (1)	4.27%	4.18%	4.09%	4.22%	4.09%

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2018	2018	2017	2018	2017
Operating efficiency ratio non-GAAP reconciliation:	(dollars in thousands)
Noninterest expense (numerator A)	$84,643	$85,987	$68,867	$170,630	$137,853
Adjustments to arrive at operating noninterest expense:
Acquisition-related expenses	(2,822)	(4,265)	(1,023)	(7,087)	(2,387)
Net benefit (cost) of operation of OREO and OPPO	(758)	4	1	(754)	(149)
FDIC clawback liability recovery	—	—	—	—	54
Loss on asset disposals	(1)	—	(8)	(1)	(14)
Termination of FDIC loss share agreements charge	—	—	(2,409)	—	(2,409)
State of Washington Business and Occupation ("B&O") taxes	(1,459)	(1,317)	(642)	(2,776)	(1,765)
Operating noninterest expense (numerator B)	$79,603	$80,409	$64,786	$160,012	$131,183

Net interest income (tax equivalent) (1)	$118,602	$117,359	$89,075	$235,961	$178,593
Noninterest income	23,692	23,143	24,135	46,835	48,994
Bank owned life insurance tax equivalent adjustment	455	379	772	834	1,461
Total revenue (tax equivalent) (denominator A)	$142,749	$140,881	$113,982	$283,630	$229,048

Operating net interest income (tax equivalent) (1)	$117,970	$116,152	$88,382	$234,122	$175,562
Adjustments to arrive at operating noninterest income (tax equivalent):
Investment securities gains (loss), net	33	(22)	—	11	—
Gain on asset disposals	(47)	(35)	(256)	(82)	(285)
Mortgage loan repurchase liability adjustment	—	—	—	—	(573)
Change in FDIC loss-sharing asset	—	—	173	—	447
Operating noninterest income (tax equivalent)	24,133	23,465	24,824	47,598	50,044
Total operating revenue (tax equivalent) (denominator B)	$142,103	$139,617	$113,206	$281,720	$225,606
Efficiency ratio (tax equivalent) (numerator A/denominator A)	59.29%	61.04%	60.42%	60.16%	60.19%
Operating efficiency ratio (tax equivalent) (numerator B/denominator B)	56.02%	57.59%	57.23%	56.80%	58.15%
__________
(1) Tax-exempt interest income has been adjusted to a tax equivalent basis. The amount of such adjustment was an addition to net interest income of $1.9 million for both the three month periods ended June 30, 2018 and March 31, 2018, $2.9 million for the three month periods ended June 30, 2017; and $3.8 million and $5.8 million for the six month periods ended June 30, 2018 and June 30, 2017, respectively.

Non-GAAP Financial Measures - Continued
The Company also considers its core noninterest expense ratio to be a useful measurement as it more closely reflects the ongoing operating performance of the Company. Despite the usefulness of the core noninterest expense ratio to the Company, there is not a standardized definition for it, as a result, the Company’s calculations may not be comparable with other organizations. The Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.
The following table reconciles the Company’s calculation of the core noninterest expense ratio:

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2018	2018	2017	2018	2017
Core noninterest expense ratio non-GAAP reconciliation:	(dollars in thousands)
Noninterest expense (numerator A)	$84,643	$85,987	$68,867	$170,630	$137,853
Adjustments to arrive at core noninterest expense:
FDIC clawback liability recovery	—	—	—	—	54
Acquisition-related expenses	(2,822)	(4,265)	(1,023)	(7,087)	(2,387)
Net benefit (cost) of operation of OREO and OPPO (3)	—	—	1	—	(149)
Termination of FDIC loss share agreements charge	—	—	(2,409)	—	(2,409)
Core noninterest expense (numerator B)	$81,821	$81,722	$65,436	$163,543	$132,962
Average assets (denominator)	$12,529,540	$12,603,144	$9,597,274	$12,566,138	$9,535,827
Noninterest expense ratio (numerator A/denominator) (1)	2.70%	2.73%	2.87%	2.72%	2.89%
Core noninterest expense ratio (numerator B/denominator) (2)	2.61%	2.59%	2.73%	2.60%	2.79%
__________
(1) For the purpose of this ratio, interim noninterest expense has been annualized.
(2) For the purpose of this ratio, interim core noninterest expense has been annualized.
(3) Effective January 1, 2018, core noninterest expense no longer excludes net benefit (cost) of operation of OREO and OPPO.

The Company considers its tangible common equity ratio and tangible book value per share ratio to be useful measurements in evaluating the capital adequacy of the Company as they provide a method to assess management’s success in utilizing our tangible capital. Despite the usefulness of these ratios to the Company, there is not a standardized definition for them, as a result, the Company’s calculation may not always be comparable with other organizations. The Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.

The following tables reconcile the Company’s calculation of the tangible common equity ratio:

	June 30,	March 31,	December 31,
	2018	2018	2017
Tangible common equity ratio and tangible book value per common share non-GAAP reconciliation:	(dollars in thousands)
Shareholders' equity (numerator A)	$1,964,881	$1,947,923	$1,949,922
Adjustments to arrive at tangible common equity:
Goodwill	(765,842)	(765,842)	(765,842)
Other intangible assets, net	(51,897)	(54,985)	(58,173)
Tangible common equity (numerator B)	$1,147,142	$1,127,096	$1,125,907
Total assets (denominator A)	$12,628,586	$12,530,636	$12,716,886
Adjustments to arrive at tangible assets:
Goodwill	(765,842)	(765,842)	(765,842)
Other intangible assets, net	(51,897)	(54,985)	(58,173)
Tangible assets (denominator B)	$11,810,847	$11,709,809	$11,892,871
Shareholders' equity to total assets (numerator A/denominator A)	15.56%	15.55%	15.33%
Tangible common shareholders' equity to tangible assets (numerator B/denominator B)	9.71%	9.63%	9.47%
Common shares outstanding (denominator C)	73,245	73,240	73,020
Book value per common share (numerator A/denominator C)	$26.83	$26.60	$26.70
Tangible book value per common share (numerator B/denominator C)	$15.66	$15.39	$15.42

Non-GAAP Financial Measures - Continued
The Company also considers its return on average tangible common equity ratio to be a useful measurement as it evaluates the Company’s ongoing ability to generate returns for its common shareholders. By removing the impact of intangible assets and their related amortization and tax effects, the performance of the business can be evaluated, whether acquired or developed internally. Despite the usefulness of this ratio to the Company, there is not a standardized definition for it, as a result, the Company’s calculation may not always be comparable with other organizations. The Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.

The following tables reconcile the Company’s calculation of the return on average tangible common shareholders' equity ratio:

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2018	2018	2017	2018	2017
Return on average tangible common equity non-GAAP reconciliation:	(dollars in thousands)
Net income (numerator A)	$41,749	$39,970	$27,132	$81,719	$56,331
Adjustments to arrive at tangible income applicable to common shareholders:
Amortization of intangibles	3,088	3,188	1,249	6,276	2,598
Tax effect on intangible amortization	(649)	(669)	(437)	(1,318)	(909)
Tangible income applicable to common shareholders (numerator B)	$44,188	$42,489	$27,944	86,677	$58,020
Average shareholders' equity (denominator A)	$1,954,552	$1,949,275	$1,295,564	1,951,928	$1,278,702
Adjustments to arrive at average tangible common equity:
Average preferred equity	—	—	—	—	(135)
Average intangibles	(819,211)	(822,376)	(398,385)	(820,785)	(399,025)
Average tangible common equity (denominator B)	$1,135,341	$1,126,899	$897,179	$1,131,143	$879,542
Return on average common equity (numerator A/denominator A) (1)	8.54%	8.20%	8.38%	8.37%	8.81%
Return on average tangible common equity (numerator B/denominator B) (2)	15.57%	15.08%	12.46%	15.33%	13.19%
__________
(1) For the purpose of this ratio, interim net income has been annualized.
(2) For the purpose of this ratio, interim tangible income applicable to common shareholders has been annualized.